 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): April 22, 2026

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2135 American Way
Chamblee, Georgia	30341
(Address of principal executive offices)	(Zip Code)
(212) 257-5252
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	UP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirements of Timothy M. Armstrong & Daniel C. Janki from the Board
(b)    On April 22, 2026 (the “Notice Date”), Timothy M. Armstrong notified the Board of Directors (the “Board”) of Wheels Up Experience Inc. (the “Company”) of his decision to retire from the Board, effective as of the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”). Therefore, Mr. Armstrong will not stand for reelection to the Board at the 2026 Annual Meeting. In addition, on the Notice Date, Daniel C. Janki notified the Board of his decision to retire from the Board, effective as of the Notice Date. The decisions of Mr. Armstrong not to stand for reelection at the 2026 Annual Meeting and Mr. Janki to resign from the Board follow recent changes in their respective professional commitments and are not related to any disagreement with the Company or the Board regarding any matter related to the Company’s operations, policies or practices.
Appointment of Erik S. Snell to the Board
(d)    To fill the vacancy on the Board following the resignation of Mr. Janki, on the Notice Date, the Board appointed Erik S. Snell to the Board as a Class I director, effective upon the resignation of Mr. Janki.
Mr. Snell, age 49, previously served as a member of the Board as a designee of Delta Air Lines, Inc. (“Delta”) from July 2021 to September 2023. He currently serves as Executive Vice President and Chief Financial Officer of Delta, a position he has held since April 2026. Mr. Snell joined Delta in 2005 in the Finance department and has held positions of increasing responsibility prior to his appointment as Chief Financial Officer, including as Executive Vice President - Chief Customer Experience Officer from January 2025 to April 2026, Senior Vice President - Airport Customer Service, Cargo Operations, Ground Support Equipment and Global Clean from June 2022 to December 2024, Senior Vice President - Operations & Customer Center, Operations Analytics, and Delta Connection from October 2020 to June 2022, Senior Vice President - Corporate Planning from March 2020 to October 2020, and Senior Vice President - Operations & Customer Center from September 2018 to March 2020. He also previously served as President of Delta Private Jets, LLC prior to its acquisition by the Company in January 2020. Prior to joining Delta, Mr. Snell worked in the investment management and financial planning industry in Atlanta. He earned a Bachelor of Arts degree from Elon University and MBA in Finance from Emory University.
Mr. Snell’s initial term as a Class I director will continue until the 2028 annual meeting of the Company’s stockholders and his successor is duly elected and qualified. Mr. Snell will not initially serve on any standing Board committees and is not expected to initially receive compensation from the Company for his service as a director. There are: no family relationships between Mr. Snell, on the one hand, and any other director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company, on the other hand; and no transactions between Mr. Snell, on the one hand, and the Company and its subsidiaries, on the other hand, that would require disclosure under Item 404(a) of Regulation S-K. Mr. Snell was appointed to the Board pursuant to the Investment and Investor Rights Agreement, dated as of September 20, 2023 (as amended by Amendment No. 1 thereto, dated as of November 15, 2023, as further amended by Amendment No. 2 thereto, dated as of September 22, 2024, as further amended by Amendment No. 3 thereto, dated as of September 21, 2025, and together with the several joinders thereto, the “Investor Rights Agreement”), by and among, inter alia, the Company and Delta, as a Delta Director (as defined in the Investor Rights Agreement), but he is not a party to such agreement in his individual capacity. Except as disclosed in the foregoing sentence, there are no arrangements or understandings between Mr. Snell, on the one hand, and any other person, on the other hand, pursuant to which he was appointed to the Board.
Item 7.01    Other Events.
On April 24, 2026, the Company issued a press release regarding the appointment of Mr. Snell to the Board and the Board’s intention to nominate Roger N. Farah for election to the Board at the 2026 Annual Meeting as an independent director to fill the Class II director seat currently occupied by Mr. Armstrong, which is expected to be disclosed in the Company’s forthcoming definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) to be filed with the U.S. Securities and Exchange Commission (“SEC”). A copy of such press release is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 7.01 of this Current Report on Form 8-K (this “Current Report”).
The information in Item 7.01 of this Current Report and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Important Additional Information and Where to Find It
As referenced in Item 7.01 of this Current Report and in Exhibit 99.1 furnished herewith, the proposal related to the anticipated nomination of, among others, Mr. Farah for election to the Board at the 2026 Annual Meeting (the “Director Election Proposal”) will need to be voted upon by the Company’s stockholders at the 2026 Annual Meeting, and the Company intends to mail or otherwise make available the Definitive Proxy Statement relating to, among other things, the Director Election Proposal. This communication does not contain all the information that should be considered concerning the Director Election Proposal, and is not intended to form the basis of any voting decision, investment decision or any other decision in respect of the Director Election Proposal. THE COMPANY’S STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT (WHEN IT BECOMES AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE DIRECTOR ELECTION PROPOSAL, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE DIRECTOR ELECTION PROPOSAL AND OTHER PROPOSALS TO BE PRESENTED FOR VOTE AT THE 2026 ANNUAL MEETING. The Company’s stockholders will also be able to obtain copies of the Definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s Investor Relations website at https://investors.wheelsup.com/financials/sec-filings. The information on or available through websites linked in this paragraph is not deemed incorporated in, and does not form a part of, this Current Report.
Participants in the Solicitation
The Company and its directors, officers and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the matters to be voted on at the 2026 Annual Meeting, including the Director Election Proposal. A list of the names of those directors, officers and employees and a description of their interests in the Company is contained in the Company’s filings with the SEC, including in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 10, 2026, which is available free of charge at the SEC’s website at www.sec.gov and the Company’s Investor Relations website at https://investors.wheelsup.com/financials/sec-filings. Additional information regarding the interests of such participants will be contained in the Definitive Proxy Statement for the matters to be voted on at the 2026 Annual Meeting, including the Director Election Proposal, when available. The information on or available through websites linked in this paragraph is not deemed incorporated in, and does not form a part of, this Current Report.
Cautionary Note Regarding Forward-Looking Statements
This Current Report and Exhibit 99.1 furnished herewith contain certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of the control of the Company. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, including, without limitation: (i) the impact of changes or potential changes in the composition of the Board and the Company’s future plans, strategies and expectations, and (ii) the outcome of the vote on any stockholder voting proposal at the 2026 Annual Meeting, including the election of directors. The words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company's Annual

Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 10, 2026 and the Company's other filings with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, the Company does not intend to update any of these forward-looking statements after the date of this Current Report.
Item 9.01    Financial Statements and Exhibits.
 (d)    Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: April 24, 2026	By:	/s/ George Mattson
		Name:	George Mattson
		Title:	Chief Executive Officer